As filed with the Securities and Exchange Commission on July 7, 2009

1933 Act Registration No. 33-72424

1940 Act Registration No. 811-8194

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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FINANCIAL INVESTORS TRUST
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FINANCIAL INVESTORS TRUST

Notice of Special Meeting of Shareholders

to be held on August 7, 2009

Financial Investors Trust (the “Trust”) will hold a special meeting of shareholders on August 7, 2009 at 10:00 a.m., Mountain Time, as may be adjourned from time to time at the Trust’s offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203 (the “Meeting”).

Shareholders will be asked to vote on the following proposals:

PROPOSAL 1:  To elect six Trustees for the Trust; and

PROPOSAL 2:  To approve certain related amendments to the Trust’s Trust Instrument.

Any shareholder who owned shares of the Funds at the close of business on June 24, 2009 (the “Record Date”) will receive notice of the Meeting and be entitled to vote at the Meeting or any adjournment or postponement of the Meeting.  Please read the full text of the enclosed Proxy Statement for a complete understanding of the Proposals.

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

YOUR VOTE IS IMPORTANT.

WE URGE YOU TO VOTE PROMPTLY.

PLEASE HELP THE FUNDS AVOID THE EXPENSES OF ADDITIONAL

SOLICITATIONS BY VOTING TODAY.

Dated:  July 7, 2009

By Order of the Board of Trustees

JoEllen L. Legg, Secretary

FINANCIAL INVESTORS TRUST

SPECIAL MEETING OF SHAREHOLDERS

to be held on August 7, 2009

The Board of Trustees for Financial Investors Trust (the “Trust”) has sent you this Proxy Statement to ask for your vote on the Proposals affecting the Trust as described in this Proxy Statement.  The Trust will hold a Special Meeting of Shareholders on August 7, 2009 at 10:00 a.m. Mountain Time, as may be adjourned from time to time, at the Trust’s offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203 (the “Meeting”).

Any shareholder who owned shares of any series of the Trust (the “Funds”) on June 24, 2009 (the “Record Date”) will receive notice of the Meeting and will be entitled to vote at the Meeting or any adjournment or postponement of the Meeting.

You should read the entire Proxy Statement before voting.  Please call us at 1-800-862-3040 (for American Freedom U.S. Government Money Market Fund shareholders) or 1-866-759-5679 (for Listed Private Equity Fund shareholders) if you have any questions.  The Trust expects to mail the Notice of Special Meeting, this Proxy Statement and proxy card to Fund shareholders on or about July 8, 2009.

The Trust is required by federal law to file reports, proxy statements and other information with the Securities and Exchange Commission (the “SEC”).  You can get copies of these materials after paying a fee by electronic request at the following e-mail address:  publicinfo@sec.gov or by writing to the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549.  You can get the same reports and information free from the EDGAR Database on the SEC’s Internet website at http://www.sec.gov.

The Annual Report to Shareholders of the Funds (if available), including financial statements of the Funds, have previously been sent to shareholders.  Upon request, each Fund’s most recent annual and subsequent semi-annual report (when available) can be obtained at no cost.   To request a report for the American Freedom U.S. Government Money Market Fund (the “American Freedom Fund”), please call 1-800-862-3040, write to American Freedom Fund, 1290 Broadway, Suite 1100, Denver, Colorado 80203, or visit www.fitfunds.com.  To request a report for the Listed Private Equity Fund (the “LPE Fund”), please call 1-866-759-5679, write to ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203, or visit www.lpefund.com.

INFORMATION ABOUT THE MEETING

What Proposals am I being asked to vote on?

PROPOSAL 1 relates to the election of six Trustees of the Trust.  The election of each Trustee will be determined by the affirmative vote of a plurality of the shares of all Funds of the Trust voting in person or by proxy at the Meeting.

PROPOSAL 2 seeks approval of certain related amendments to the Trust’s Trust Instrument to permit the Board of Trustees (the “Board”), subject to applicable federal and state law, to liquidate the Trust; any existing fund, meaning either the American Freedom Fund or LPE Fund (each a “Fund,” and collectively the “Funds”) or any future series (“fund”); or any existing class or future class without shareholder approval.

Because the Board has determined that certain aspects of the proposed amendments would affect shareholders of the Trust, the existing Funds and future funds and the existing classes and future classes differently, the vote required for certain aspects of the proposed amendments differs.

Each sub-proposal and its particular required vote are specified below.  Each sub-proposal seeks to amend the Trust Instrument to permit the Board to liquidate, without a shareholder vote, either the Trust, an existing Fund or future fund, or any existing or future class, as specified below.  Each vote requires a majority of those shareholders specified below, voting in person or by proxy at the Meeting.

SUB-PROPOSAL		REQUIRED VOTE

2.A.	The Trust and Existing Funds and Classes:

2.A.1.	To permit the Board to liquidate the Trust without a shareholder vote.	Shares of the Trust voting together.

2.A.2.	To permit the Board to liquidate each existing Fund without a shareholder vote.	Shares of the American Freedom Fund and the LPE Fund, each Fund voting separately.

2.A.3.	To permit the Board to liquidate each existing class of each existing Fund without a shareholder vote.	Shares of Class A, I and R of the LPE Fund, each class voting separately.

2.B.	Future Funds or Classes of the Trust Whose Registration Statement Shall Become Effective After the Date of the Meeting:

	To permit the Board to liquidate such fund or class without a shareholder vote.	Shares of the Trust voting together.

For example, to amend the Trust Instrument to permit the Board to liquidate the Trust will be voted on by all shareholders of the Trust voting together.  Similarly, to amend the Trust Instrument to permit the Board to liquidate Class A of the LPE Fund will be voted on separately by Class A of LPE Fund shareholders.  The vote with respect to future funds and future classes will be voted on together by the current shareholders of the Trust.

Has the Trust’s Board approved the Proposals?

Yes.  The Board unanimously approved these Proposals and recommends that you approve each Proposal.

Why am I being asked to elect six Trustees for the Trust (Proposal 1)?

The Trustees are your representatives who oversee management and operations of the Trust.  Certain regulations require that a majority of Trustees be elected by shareholders.  In addition, new trustees cannot be appointed by the Trustees to fill vacancies created by an expansion of the Board unless, after those appointments, at least two-thirds of the Trustees have been elected by Fund shareholders.  The Board currently has three Trustees, two of whom have been elected by shareholders.  In addition, the Board has determined it to be in the best interests of the Trust and its shareholders to expand the Board to six members.  All three members of the current Board and the three nominees will stand for election at the Meeting.

Why does the Board recommend changes to the Trust Instrument (Proposal 2)?

The current Trust Instrument requires a majority of the Trustees and the affirmative vote of a majority of the outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Trust or Fund, if applicable, in order to liquidate the Trust or such Fund.  The Trustees believe it is in the best interest of the Trust, the Funds and their respective classes to permit the Trustees to liquidate the Trust, a Fund or a class thereof without the cost of a shareholder meeting, if the Trustees determine that its continuation is not in the best interests of the shareholders thereof as a result of factors or events adversely affecting its ability to conduct its business in an economically viable manner.  There are currently no plans to liquidate the Trust or any of the Funds or classes thereof.

When will the Meeting be held?

The Meeting will be held on August 7, 2009, at 10:00 a.m. Mountain Time, and may be adjourned if the necessary quorum to transact business or the vote required to approve a Proposal for the Trust is not obtained at the Meeting.

Will the Trust’s Trustees (or the Nominees) attend the Meeting?

The Trust invites each Trustee and nominee to attend the Meeting; however, their attendance is not required.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing the proxy card(s) in the enclosed postage-paid envelope.  You also may vote your shares via the Internet or by telephone by following the instructions on the attached proxy card (s) and accompanying materials.  Shareholders of record of each Fund at the close of business on June 24, 2009 (the “Record Date”) will receive notice of and be asked to vote on the Proposals, as applicable, presented at the Meeting.  If you need assistance or have any questions regarding the Proposals or how to vote your shares, please call 1-800-862-3040 (for American Freedom Fund shareholders) or 1-866-759-5679 (for LPE Fund shareholders).

What should I do if I receive more than one proxy card?

Because each Fund’s shareholders must vote separately, you are being sent a proxy card for each Fund account that you have.  Please vote on all applicable Proposals shown on each proxy card that you received.

* * * * *

PROPOSAL 1:

TO ELECT SIX TRUSTEES

The six nominees named below have been nominated for election as Trustees of the Trust effective August 7, 2009, or the date of the Meeting, whichever is later.  If the nominees are elected, they will serve indefinite terms as Trustees until their resignation, retirement, death or removal or until their respective successors are duly elected and qualified.  The persons named as attorneys-in-fact in the enclosed proxy have advised the Trust that, unless a proxy card instructs them to withhold authority to vote for all listed nominees or any individual nominee, all validly executed proxies will be voted for the election of all the nominees as Trustees of the Trust.

The Trust is not required and does not intend to hold annual shareholder meetings for the purpose of electing Trustees.  As a result, if elected, the Trustees will hold office until their successors are duly elected and qualified.  If a nominee should be unable to accept election, serve his or her term or resign, the Board may, in its discretion and subject to the 1940 Act, select another person to fill the vacant position.  Each nominee has consented to be named as such in this Proxy Statement and to serve as a Trustee if elected.

Although the Trust does not intend to hold annual shareholder meetings, it may hold shareholder meetings from time to time on important matters.  Shareholders owning more than 10% of the outstanding shares of the Trust or Fund also have the right to call a meeting.  With the requisite vote, shareholders may remove a Trustee or take other action as described in the Trust’s organizing documents.  If at any time, less than a majority of the Trustee holding office has been elected by the shareholders of the Trust, the Trustees then in office will promptly, but in no event later than sixty (60) days, call a shareholders’ meeting for the purpose of electing Trustees to the Trust.

Except for Mr. Burke, the nominees are not “interested persons” of the Trust, as defined in the 1940 Act (each, an “Independent Trustee”).  Mr. Burke is an “interested person” of the Trust because he is affiliated with (i) ALPS Advisors, Inc., the investment adviser of the Listed Private Equity Fund, a series of the Trust, (ii) ALPS Fund Services, Inc., an affiliate of ALPS Advisors, Inc. and each Fund’s transfer agent and administrator, and (iii) ALPS Distributors, Inc., an affiliate of ALPS Advisors, Inc. and ALPS Fund Services and each Fund’s distributor, by virtue of his positions with ALPS Advisors, Inc., ALPS Fund Services, Inc. and ALPS Distributors, Inc.

Nominees as Independent Trustees

Name, Address* & Age	Position(s) Held with Trust; Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen by Trustee if Elected at the Meeting***	Other Directorships Held by Trustee
Mary K. Anstine, age 68	Trustee. Ms. Anstine was elected as a Trustee at a special meeting of shareholders held on March 21, 1997.	Ms. Anstine was President/Chief Executive officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	10

Ms. Anstine is a Trustee of ALPS ETF Trust (2 funds); Financial Investors Variable Insurance Trust (5 funds); ALPS Variable Insurance Trust (1 fund); Reaves Utility Income Fund (1 fund); and Westcore Trust (12 funds).

Jeremy W. Deems, Age 32	Trustee. Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board.	Mr. Deems is the Co-President and Chief Financial Officer of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, an investment management company, ReFlow Management Co., LLC, a liquidity resourcing company, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company (from 2004 to June 2007). Prior to this, Mr. Deems served as Controller of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC.	5	Mr. Deems is a Trustee of ALPS ETF Trust (2 funds); ALPS Variable Insurance Trust (1 fund); and Reaves Utility Income Fund (1 fund).

John R. Moran, Jr., age 79	Trustee and Interim Chairman. Mr. Moran was elected as a Trustee at a special meeting of shareholders held on March 21, 1997.	Mr. Moran is formerly President and CEO of The Colorado Trust, a private foundation promoting health initiatives in the state of Colorado. An attorney, Mr. Moran was formerly a partner with the firm of Kutak Rock & Campbell in Denver, Colorado, and a member of the Colorado House of Representatives. Currently, Mr. Moran is a member of the Treasurer’s Investment Advisory Committee for the University of Colorado.	2	None.

Jerry G. Rutledge, age 64	Nominee	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank. He was from 1994 to 2007 a Regent of the University of Colorado.	2	Mr. Rutledge is a Trustee of Clough Global Equity Fund (1 fund) and Clough Global Opportunities Fund (1 fund) and a Director of the American National Bank.

Michael “Ross” Shell, age 38	Nominee

Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008) and a Director of Tesser, Inc., a brand agency (since November 1999).  From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm.  Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc.  Mr. Shell graduated with honors from Stanford University with a degree in Political Science.

		2	None.

*  All communications to Trustees and Officers may be directed to Financial Investors Trust, c/o 1290 Broadway, Suite 1100, Denver, Colorado, 80203.

Nominee as Interested Trustee

Name, Address* & Age	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen by Trustee if Elected at the Meeting***	Other Directorships Held by Trustee
Edmund J. Burke, age 48	Nominee. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board.

Mr. Burke is Chief Executive Officer and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and FTAM Distributors, Inc. (“FDI”) and from 2001-2008, was President of AAI, ADI, AFS and FDI.Because of his positions with AHI, AAI, ADI, AFS and FDI, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is President of the Reaves Utility Income Fund (since 2004); President of the Financial Investors Variable Insurance Trust (since 2006); President of the Clough Global Allocation Fund (since 2004); President of the Clough Global Equity Fund (since 2005); and President of the Clough Global Opportunities Fund (since 2005).

4

Mr. Burke is a Trustee of Clough Global Allocation Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Trustee of the Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

*All communications to Trustees and Officers may be directed to Financial Investors Trust, c/o 1290 Broadway, Suite 1100, Denver, Colorado, 80203.

**Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

***The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. or SSgA Funds Management, Inc. provide investment advisory services.

General Information Regarding the Board of Trustees

The Trust is governed by a Board of Trustees, which is responsible for major decisions relating to each Fund’s investment objective (s), policies and procedures.  The Trustees also supervise the operation of the Funds by officers of the Trust.  The Trustees meet periodically throughout the year to oversee the Trust’s activities, review each Fund’s investment performance and the quality of other services provided to each Fund and its shareholders by each Fund’s investment adviser, any sub-advisers to a Fund and any affiliates of the investment adviser, including administration, distribution and shareholder servicing.

At least annually, the Trustees review and evaluate the fees and operating expenses paid by each Fund for these services and negotiate such changes that they deem appropriate.  In carrying out these responsibilities, the Trustees are assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee) and other experts as appropriate, all of whom are selected by the Independent Trustees.  The Independent Trustees vote separately to approve all financial arrangements and other agreements with each Fund’s investment adviser and any affiliates of the investment adviser.  The Trust’s Independent Trustees meet regularly in executive session.

There were four regular meetings and three special meetings of the Trustees held during the Trust’s fiscal year ended April 30, 2009.  Each Trustee attended at least 75% of the meetings during that fiscal year.  Since the Trust is not required to convene annual shareholder meetings, there is no policy requiring Trustee attendance at such meetings.

The Board proposed for election at the Meeting will be comprised of five Independent Trustees and one individual who is considered an “interested” Trustee.  The SEC has adopted rules that require at least 75% of the board members of a fund to be “independent” if a fund takes advantage of certain exemptive rules under the 1940 Act.  If the slate of nominees is approved by shareholders, more than 80% of the Board will be Independent Trustees.

Committees of the Board

The Board has an Audit Committee that considers such matters pertaining to the Trust’s books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine.  The Audit Committee also considers the engagement and compensation of the independent registered public accounting firm (“Firm”) and ensures receipt from the Firm of a formal written statement delineating relationships between the Firm and the Trust, consistent with Public Company Accounting Oversight Board Ethics and Independence Rule 3526.  The Audit Committee also meets privately with the representatives of the Firm to review the scope and results of audits and other duties as set forth in the Audit Committee’s Charter.  The Audit Committee members, each of whom are Independent Trustees, are: Ms. Anstine and Messrs. Deems (Chairman) and Moran.  The Audit Committee met twice during the fiscal year ended April 30, 2009.

The Board has a Nominating and Corporate Governance Committee that meets periodically to advise and assist the Board in selecting nominees to serve as trustees of the Trust and in establishing, implementing and executing policies, procedures and practices that assure orderly and effective governance of the Trust and effective and efficient management of all business and financial affairs of the Trust, and performs other duties as set forth in the Nominating and Corporate Governance Committee’s Charter.  Members of the Nominating and Corporate Governance Committee each of whom are Independent Trustees, are currently:  Ms. Anstine (Chairman) and Messrs. Deems and Moran.  The Nominating and Corporate Governance Committee of the Board met twice during the fiscal year ended April 30, 2009.  Messrs. Rutledge and Shell were recommended for consideration by an officer of the Trust and an Independent Trustee, respectively, and were recommended for nomination to the Board by the Nominating and Corporate Governance Committee.

The Board will consider shareholder nominees for Trustees.  All nominees must possess the appropriate characteristics, skills and experience for serving on the Board.  In particular the Board and its Independent Trustees will consider each nominee’s integrity, educational and professional background, diversity, understanding of marketing, finance and the Trust’s business on a technical level and commitment to devote the time and attention necessary to fulfill a Trustee’s duties.  All shareholders who wish to recommend nominees for consideration as Trustees shall submit the names and qualifications of the candidates to the Secretary of the Trust by writing to: Financial Investors Trust, 1290 Broadway, Suite 1100, Denver, Colorado, 80203.

Independent Registered Public Accounting Firm Fees and Services

Each Fund selected Deloitte & Touche LLP (“Deloitte”) as its independent registered public accounting firm for each Fund’s 2008 and 2009 fiscal years as well as the current fiscal year.  The Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees related to Deloitte for the Trust’s fiscal years ended 2008 and 2009 are as follows.

Audit Fees:  For the Funds’ fiscal years ended April 30, 2008 and April 30, 2009, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements were $66,150 and $45,000, respectively.

Audit-Related Fees:  For the Funds’ fiscal years ended April 30, 2008 and April 30, 2009, the aggregate fees billed for professional services rendered by the principal accountant for the verification of the Funds’ securities and similar investments in accordance with Rule 17f-2 under the 1940 Act were $14,000 and $10,000, respectively.

Tax Fees:  For the Funds’ fiscal years ended April 30, 2008 and April 30, 2009, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $13,735 and $10,570, respectively.  The fiscal year 2008 and 2009 tax fees were for services for dividend calculation, excise tax preparation and tax return preparation.

All Other Fees:  For the Funds’ fiscal years ended April 30, 2008 and April 30, 2009, no fees were billed to either Fund by the principal accountant for services other than the services reported in the paragraphs titled “Audit Fees,” “Audit-Related Fees” and “Tax Fees” above.

All services to be performed by the Funds’ principal accountant must be pre-approved by the Trust’s audit committee.  No services described in the paragraphs titled “Audit Fees,” “Audit-Related Fees” and “Tax Fees” above were approved by the Trust’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The aggregate non-audit fees billed by the Funds’ principal accountant in each of the Fund’s last two fiscal years were $347,934 in 2008 and $178,070 in 2009.  These fees consisted of non-audit fees billed to (i) the Funds of $13,735 in 2008 and $10,570 in 2009 as described in response to the paragraph titled “Tax Fees” above and (ii) to ALPS Fund Services, Inc. (“AFS”), an entity under common control with ALPS Advisors, Inc., the investment adviser for the LPE Fund, of $334,199 in 2008 and $167,500 in 2009.  The non-audit fees billed to AFS related to SAS 70 services and other compliance-related matters.

The Trust’s audit committee has considered whether the provision of non-audit services that were rendered to the LPE Fund’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Trust that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.  The Trust’s audit committee determined that the provision of such non-audit services is compatible with maintaining the principal accountant’s independence.

Share Ownership

As of December 31, 2008, the dollar range of equity securities in the Funds beneficially owned by the Independent Trustees were as follows:

Name of Trustee/Nominee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Trustee Nominees
Mary K. Anstine	None	None
Jeremy W. Deems	None	None
John R. Moran, Jr.	None	None
Jerry G. Rutledge	None	None
Michael “Ross” Shell	None	None

As of December 31, 2008, the dollar range of equity securities in the Funds beneficially owned by the Interested Trustee was as follows:

Name of Trustee/Nominee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Trustee Nominee
Edmund J. Burke	None	None

As of April 30, 2009, none of the Independent Trustees, nor any of their immediate family members, beneficially owned any securities issued by or otherwise had any interest in the Funds’ investment advisers or the principal underwriter or any person controlling, controlled by or under common control with such persons.  For these purposes, “immediate family member” includes the current Independent Trustee’s spouse, children residing in the current Independent Trustee’s household and dependents of the current Independent Trustee.

Compensation of Independent Trustees

The Independent Trustees of the Trust receive an annual fee in the amount of $10,000 and an additional $1,500 for attending each Board meeting.  The Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings.  None of the Trustees are entitled to receive any retirement or deferred compensation benefits from the Trust.  For the fiscal year ended April 30, 2009, the Independent Trustees received the following compensation:

	Aggregate Compensation From the Trust	Pension Or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From The Trust And Fund Complex Paid To Trustees*
Mary K. Anstine, Trustee	$17,500	$0	$0	$59,000
Jeremy W. Deems, Trustee	$17,500	$0	$0	$17,500
John R. Moran, Jr., Trustee and Interim Chairman	$17,500	$0	$0	$49,000

* The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. or SSgA FM provide investment advisory services.

No officer, trustee or employee of the manager or any of its affiliates receives any compensation from the Trust for serving as an officer or trustee of the Trust.

Officers

The business and affairs of the Funds are managed under the direction of its Board.  The Board approves all significant agreements between the Funds and the persons or companies that furnish services to the Funds, including agreements with its distributor, investment manager, administrator, custodian and transfer agent.  The day-to-day operations of the Funds are delegated to the Funds’ manager and administrator.

The name, address, age, and principal occupations for the past five years of the Trustees and officers of the Funds are listed below.

Name, Address* & Age	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years**
Edmund J. Burke, age 48	President. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board.

Mr. Burke is Chief Executive Officer and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and FTAM Distributors, Inc. (“FDI”) and from 2001-2008, was President of AAI, ADI, AFS and FDI Because of his positions with these entities, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is President of the Reaves Utility Income Fund (since 2004); President of the Financial Investors Variable Insurance Trust (since 2006); President of the Clough Global Allocation Fund (since 2004); President of the Clough Global Equity Fund (since 2005); and President of the Clough Global Opportunities Fund (since 2005).

Jeremy O. May, age 38	Treasurer. Mr. May was elected Treasurer of the Trust at the October 7, 1997 meeting of the Board.

Mr. May joined ALPS in 1995 and is currently President and Director of AFS and Director of AHI, AAI, ADI and FDI.Because of his positions with these entities, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also the Treasurer of the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Financial Investors Trust, Financial Investors Variable Insurance Trust and Reaves Utility Income Fund. Mr. May is also President, Chairman and Trustee of the ALPS Variable Insurance Trust and Chairman and Trustee of the Reaves Utility Income Fund. Mr. May is currently on the Board of Directors and is Chairman of the Audit Committee of the University of Colorado Foundation.

JoEllen L. Legg, age 47	Secretary. Ms. Legg was elected Secretary of the Trust at the November 13, 2007 meeting of the Board.

Ms. Legg joined ALPS as Associate Counsel in October 2007.Prior to joining ALPS, Ms. Legg served as Senior Counsel - Law (Corporate & Securities) for Adelphia Communications Corporation from February 2005 to March 2007. Prior to this, Ms. Legg held associate positions at Fried Frank Harris Shriver & Jacobson LLP (1998 – 2004) and at Patton Boggs LLP (2004 – 2005). Because of her position with ALPS, Ms. Legg is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Legg is also the Secretary of the Westcore Trust and Assistant Secretary of the Stone Harbor Investment Funds and the WesMark Funds.

Michael Akins age 32	Chief Compliance Officer. Mr. Akins was appointed CCO of the Trust at the June 13, 2006 meeting of the Board.

Mr. Akins joined ALPS as Deputy Compliance Officer in April 2006. Prior to joining ALPS, Mr. Akins served as Compliance Officer and AVP for UMB Financial Corporation. Before joining UMB, Mr. Akins served as an account manager for State Street Corporation. Because of his affiliation with ALPS and ADI, Mr. Akins is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Akins is currently the CCO of ALPS Variable Insurance Trust, Financial Investors Variable Insurance Trust, Reaves Utility Income Fund, Clough Global Allocation Fund, Clough Global Opportunities Fund, the Clough Global Equity Fund and the ALPS ETF Trust.

Kimberly R. Storms, age 36	Assistant Treasurer. Ms. Storms was elected Assistant Treasurer of the Trust at the June 14, 2005 meeting of the Board.

Ms. Storms is Vice President - Director of Fund Administration of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of ALPS ETF Trust and ALPS Variable Insurance Trust; Assistant Treasurer of Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.; and Assistant Secretary of Ameristock Mutual Fund, Inc.

*All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO  80203.

**Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

THE BOARD UNANIMOUSLY RECOMMENDS
THAT SHAREHOLDERS OF EACH FUND VOTE FOR EACH NOMINEE AS
TRUSTEE OF THE FUND.

PROPOSAL 2:  TO APPROVE CERTAIN RELATED AMENDMENTS TO THE TRUST’S TRUST
INSTRUMENT

Introduction

Shareholders are being asked to approve certain related amendments to the Trust’s Trust Instrument.  The proposed amendments to the Trust Instrument would authorize the Board to liquidate the Trust, an existing Fund or future fund, or any existing or future class with a majority vote of the Trustees without shareholder approval if the Trustees determine that the continuation of the Trust, an existing Fund or future fund, or any existing or future class is not in the best interests of the Trust, such Fund or future fund, existing or future class or their respective shareholders as a result of factors or events adversely affecting the ability of the Trust, an existing Fund or future fund, or any existing or future class to conduct its business in an economically viable manner.

Reason for Proposal to Amend Trust Instrument

On June 26, 2009, the Board approved certain related amendments to the Trust’s Trust Instrument and authorized the submission of the amendments to the Trust’s shareholders for their authorization.

The Board recommends that you vote in favor of this Proposal because the amendments will avoid the time and expense of a shareholder meeting and will permit the Board to act quickly if the Board were to determine it is in the best interests of the Trust, an existing Fund or future fund, or any existing or future class or their respective shareholders to liquidate.

Summary of Current Provision and the Proposed Amendments

The current Trust Instrument requires a majority of the Trustees and the affirmative vote of a majority of the outstanding voting securities, as defined in the 1940 Act, of the Trust or an existing Fund or future fund, in order to liquidate the Trust or such existing Fund or future fund.

As proposed, the amendments would authorize the Board, subject to applicable federal and state law, to liquidate the Trust, an existing Fund or future fund, or any existing or future class with a majority vote of the Trustees without shareholder approval if the Trustees determine that the continuation of the Trust, an existing Fund or future fund, or any existing or future class is not in the best interests of the Trust, such existing Fund or future fund, or any existing or future class or their respective shareholders as a result of factors or events adversely affecting the ability of the Trust, such existing Fund or future fund, or such existing or future class to conduct its business in an economically viable manner.  Such factors and events may include the inability of the Trust or the existing Fund or future fund, or the existing or future class to maintain its assets at an appropriate size, changes in laws or regulations governing the Trust or the existing Fund or future fund, or the existing or future class or affecting assets of the type in which the Trust or the existing Fund or future fund invests or economic developments or trends having a significant adverse impact on the business or operations of the Trust or such existing Fund or future fund.  Such amendments require shareholder approval.  For the text of the proposed amendments, see the marked portion of Section 11.04 of the Trust Instrument attached to this Proxy Statement as Exhibit A.

Required Vote

Because the Board has determined that certain aspects of the proposed amendments would affect shareholders of the Trust, the existing Funds and future funds and the existing classes and future classes differently, the vote required for certain aspects of the proposed amendments differs.

Each sub-proposal and its particular required vote are specified below.  Each sub-proposal seeks to amend the Trust Instrument to permit the Board to liquidate, without a shareholder vote, either the Trust, an existing Fund or future fund, or any existing or future class, as specified below.  Each vote requires a majority of those shareholders specified below, voting in person or by proxy at the Meeting.

SUB-PROPOSAL		REQUIRED VOTE

2.A.	The Trust and Existing Funds and Classes:

2.A.1.	To permit the Board to liquidate the Trust without a shareholder vote.	Shares of the Trust voting together.

2.A.2.	To permit the Board to liquidate each existing Fund without a shareholder vote.	Shares of the American Freedom Fund and the LPE Fund, each Fund voting separately.

2.A.3.	To permit the Board to liquidate each existing class of each existing Fund without a shareholder vote.	Shares of Class A, I and R of the LPE Fund, each class voting separately.

2.B.	Future Funds or Classes of the Trust Whose Registration Statement Shall Become Effective After the Date of the Meeting:

	To permit the Board to liquidate such fund or class without a shareholder vote.	Shares of the Trust voting together.

For example, to amend the Trust Instrument to permit the Board of Trustees to liquidate the Trust will be voted on by all shareholders of the Trust voting together. Similarly, to amend the Trust Instrument to permit the Board to liquidate Class A of the LPE Fund will be voted on separately by Class A of LPE Fund shareholders.  The vote with respect to future funds and future classes will be voted on together by the current shareholders of the Trust.

If any particular sub-proposal or Fund or class does not obtain the necessary shareholder vote, the Trustees will consider what further action to take consistent with their fiduciary duties to the Trust, such existing Fund or future fund, or such existing or future class; however, the failure to obtain the approval of the shareholders with respect to any particular sub-proposal will not affect any other sub-proposal.

THE BOARD UNANIMOUSLY RECOMMENDS
THAT SHAREHOLDERS OF THE TRUST, EACH FUND AND EACH CLASS VOTE FOR THESE PROPOSALS TO AMEND
THE TRUST’S TRUST INSTRUMENT

* * * * *

INFORMATION REGARDING THE TRUST

As of the close of business on the Record Date, June 24, 2009, the Trust had 360,498,638 shares outstanding, of which 347,742,589 were held by the American Freedom Fund shareholders and 8,052,750, 4,702,551 and 748 were held by the LPE Fund — Class A, Class I and Class R shareholders, respectively. Each share has voting rights as stated in this Proxy Statement and is entitled to one vote (and a fractional vote for a fractional vote).

Beneficial Owners.  Occasionally, the number of shares of a Fund held in “street name” accounts of various securities dealers for the benefit of their clients as well as the number of shares held by other shareholders of record may exceed 5% of the total shares outstanding.  As of the Record Date, to the best of the knowledge of the Trust, the following shareholders owned of record, or beneficially owned, 5% or more of any class of the outstanding voting shares of the Trust:

American Freedom Fund Shares

Name & Address	Percentage of Shares Held	Total Shares Owned
City of New Haven 200 Orange Street, Room 300 New Haven, CT 06510	9.89%	34,386,479

City of Elk Grove 901 Wellington Elk Grove Village, IL 60007	7.76%	26,972,958

CHA Section 8 60 East Van Buren Chicago, IL 60605	7.19%	25,000,000

Memorial Hospital at Gulfport 4500 Thirteenth Street Gulfport, MS 39501	5.90%	20,500,614

LPE Fund — Class A Shares

Name & Address	Percentage of Shares Held	Total Shares Owned
National Financial Services, LLC FEBO Michael Monteleone 1000 Harborside 5, 10th Floor Jersey City, NJ 07311	94.54%	7,613,451

LPE Fund — Class I Shares

Name & Address	Percentage of Shares Held	Total Shares Owned
Charles Schwab & Co. 101 Montgomery Street San Francisco, CA 94104	62.77%	2,951,709

First Clearing, LLC Brinker Capital Test Account 1055 Westlakes Drive, Suite 250 Berwyn, PA 19312	27.21%	1,279,703

National Financial Services, LLC FEBO Michael Monteleone 1000 Harborside 5, 10th Floor Jersey City, NJ 07311	7.83%	368,048

LPE Fund — Class R Shares

Name & Address	Percentage of Shares Held	Total Shares Owned
National Financial Services, LLC FEBO Michael Monteleone 1000 Harborside 5, 10th Floor Jersey City, NJ 07311	85.51%	639

Insofar as each Fund is aware, as of the Record Date, no person owned, beneficially or of record, more than 25% of the outstanding shares of any class of any Fund, except National Financial Services, LLC FEBO, Charles Schwab & Co. and First Clearing, LLC with respect to the LPE Fund.  Any person owning more than 25% of the outstanding shares of a Fund may be deemed to control it.  Each of these persons listed above is believed to hold its shares of the Funds as nominee for the benefit of its clients or participants.

As of April 30, 2009, the percentage of shares owned by the Trust’s Trustees and officers as a group did not own exceed 1% of the outstanding shares of any of the Funds.

MORE ON PROXY VOTING AND THE MEETING

General information about Proxy Voting

For the Trust, each share is entitled to cast one vote, and fractional shares are entitled to a proportionate fractional vote.

Proxy Statement Costs

The cost of preparing, printing and mailing the proxy card, notice of meeting and this Proxy Statement and all other costs incurred with the solicitation of proxies will be paid by the Trust.  Because the Proposals described in this Proxy Statement will benefit the Trust and its shareholders, the Board has authorized that the cost and expenses described above, including the costs associated with soliciting proxies, be paid by the Funds, whether or not the Proposals are approved.  The costs and expenses will be allocated pro rata between each Fund based on average net assets, and between each class of such Fund, if applicable, based on average net assets.  Approval of the Proposals described in this Proxy Statement will enable the Trustees to manage the Trust more effectively and efficiently by expanding its ability to revise the Trust’s Trust Instrument to respond to future contingencies, changes in industry standards, economic conditions and regulatory changes.  Approval of these Proposals also will, among other things, minimize the time and expense of shareholder meetings and permit the Board to act quickly when it is in the interests of shareholders to do so.

Solicitation of Proxies

Officers of the Trust or officers and employees of the Transfer Agent, without extra compensation, may conduct solicitations personally, by mail, by telephone or by any other electronic means available.

Proxies also may be solicited by a proxy solicitation firm hired at the Trust’s expense to assist in the solicitation of proxies.  It is estimated that the aggregate cost of engaging a proxy solicitation firm may be approximately $20,000.  Brokers, banks and other fiduciaries may be required to forward soliciting material to their principals on behalf of the Funds and to obtain authorization for the execution of proxies.  For those services, they will be reimbursed by the Trust for their expenses to the extent the Trust would have directly borne those expenses.

Currently, if the Trust determines to retain the services of a proxy solicitation firm, the Trust anticipates retaining Broadridge.  Any proxy solicitation firm engaged by the Trust, among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

If the Trust does engage a proxy solicitation firm, as the date of the Meeting approaches, certain shareholders may receive telephone calls from a representative of the solicitation firm if their vote has not yet been received.  Authorization to permit the solicitation firm to execute proxies may be obtained by telephonic instructions from shareholders of each Fund.  Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below.  These procedures have been designed to reasonably ensure that the identity of the shareholder providing voting instructions is accurately determined and that the voting instructions of the shareholder are accurately recorded.

In all cases where a telephonic proxy is solicited, the solicitation firm representative is required to ask for each shareholder’s full name, address, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation) and to confirm that the shareholder has received the Proxy Statement and ballot in the mail.  If the information solicited agrees with the information provided to the solicitation firm, the solicitation firm representative has the responsibility to explain the process, read the Proposals listed on the proxy card, and ask for the shareholder’s instructions on such Proposals.  The solicitation firm representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote.  The solicitation firm representative may read any recommendation set forth in the Proxy Statement.  The solicitation firm representative will record the shareholder’s instructions.  Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call the solicitation firm immediately if his or her instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Meeting, but does not wish to give his or her proxy telephonically, the shareholder may still submit the proxy card originally sent with the Proxy Statement in the postage paid envelope provided, via the internet or attend in person.  Should shareholders require additional information regarding the proxy card or a replacement proxy card, they may contact us toll-free at 1-800-862-3040 (for American Freedom Fund shareholders) or 1-866-759-5679 (for the LPE Fund shareholders) if you have any questions.  Any proxy given by a shareholder, whether in writing, by telephone or via the internet, is revocable as described below under the paragraph titled “Revoking a Proxy.”

Please take a few moments to complete your proxy card promptly.  You may vote your shares by completing and signed the enclosed proxy card(s) and mailing the proxy card in the postage paid envelope provided.  You also may vote your shares by telephone or via the internet by following the instructions on the attached proxy card(s) and accompanying materials.  You also may cast your vote by attending the Meeting in person if you are a record owner.

Telephone Voting

The Trust has arranged to have votes recorded by telephone.  Please have the proxy card in hand and call the number on the enclosed materials and follow the instructions.  After a shareholder provides his or her voting instructions, those instructions are read back to the shareholder and the shareholder must confirm his or her voting instructions before disconnecting the telephone call.  The voting procedures used in connection with telephone voting are designed to reasonably authenticate the identity of shareholders, to permit shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

Internet Voting

You may also vote over the Internet by following the instructions in the enclosed materials.  You will be prompted to enter the control number on the enclosed proxy card.  Follow the instructions on the screen, using your proxy ballot as a guide.  The voting procedures used in connection with internet voting are designed to reasonably authenticate the identity of shareholders, to permit shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

Voting By Broker-Dealers

Shares owned of record by a broker-dealer for the benefit of its customers (“street account shares”) will be voted by the broker-dealer based on instructions received from its customers.  If no instructions are received, the broker-dealer may (if permitted by applicable stock exchange rules) give or authorize the giving of a proxy, as record holder of such shares, to vote such shares in connection with Proposal 1.  Beneficial owners of street account shares cannot vote at the meeting.  Only record owners may vote at the meeting.

A “broker non-vote” is deemed to exist when a proxy received from a broker indicates that the broker does not have discretionary authority to vote the shares on that matter.  Abstentions (but not broker non-votes) will have the same effect as a vote against the relevant Proposal.

Quorum and Voting

Shareholders of each Fund will vote separately.  The presence in person or by proxy of one third of the Trust’s shares that are entitled to vote constitutes a quorum.

Shares over which broker-dealers have discretionary voting power and shares whose proxies reflect an abstention on the Proposal are all counted as shares present and entitled to vote for purposes of determining whether the required quorum exists for the Proposal.  If no instructions are received, the broker-dealer may (if permitted by applicable stock exchange rules) give or authorize the giving of a proxy, as record holder of such shares, to vote such shares in connection with Proposal 1.  Shares that represent broker non-votes cannot be voted for Proposal 2 and are not counted as shares present for purposes of determining whether the required quorum exists for Proposal 2.

Proposal 1:  Electing Trustees:

•                  The Nominees must receive a plurality of the votes cast, which means that the six nominees receiving the highest number of affirmative votes cast at the Meeting will be elected.

Proposal 2:  Amending Trust Instrument:

•      Each sub-proposal and its particular required vote are specified below.  Each sub-proposal seeks to amend the Trust Instrument to permit the Board to liquidate, without a shareholder vote, either the Trust, an existing Fund or future fund, or any existing or future class, as specified below.  Each vote requires a majority of those shareholders specified below, voting in person or by proxy at the Meeting.

SUB-PROPOSAL		REQUIRED VOTE

2.A.	The Trust and Existing Funds and Classes:

2.A.1.	To permit the Board to liquidate the Trust without a shareholder vote.	Shares of the Trust voting together.

2.A.2.	To permit the Board to liquidate each existing Fund without a shareholder vote.	Shares of the American Freedom Fund and the LPE Fund, each Fund voting separately.

2.A.3.	To permit the Board to liquidate each existing class of each existing Fund without a shareholder vote.	Shares of Class A, I and R of the LPE Fund, each class voting separately.

2.B.	Future Funds or Classes of the Trust Whose Registration Statement Shall Become Effective After the Date of the Meeting:

	To permit the Board to liquidate such fund or class without a shareholder vote.	Shares of the Trust voting together.

In the event a quorum is not present or sufficient votes in favor of one of the Proposals set forth in the Notice of Meeting of Shareholders or is not received by the date of the Meeting, the persons named in the enclosed proxy (or their substitutes) may propose and approve one or more adjournments of the Meeting to permit further solicitation of proxies.  All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned.  The persons named as proxies on the proxy ballots (or their substitutes) will vote the Shares present in person or by proxy (including broker non-votes and abstentions) in favor of such an adjournment if they determine additional solicitation is warranted and in the interests of the Fund’s shareholders.  A vote may be taken on a Proposal in this Proxy Statement prior to any such adjournment if a quorum is present, sufficient votes for its approval have been received and it is otherwise appropriate.

How are votes counted?

The individuals named as proxies on the proxy ballots (or their substitutes) will vote according to your directions if your proxy ballot is received and properly executed, or in accordance with the instructions you provide if you vote by telephone, internet or mail.

With respect to nominees for Trustees, you may direct the proxy holders to vote your shares “FOR ALL” Trustees or “FOR ALL EXCEPT” certain Trustees for whom you choose to withhold authority to vote, or you may direct the proxy holders to “WITHHOLD AUTHORITY FOR ALL” Trustees, in each case by checking the appropriate boxes.

If you properly execute and return a proxy card but fail to indicate how the votes should be cast, the proxy ballot will be voted in favor of the election of each of the nominees named in this Proxy Statement for Trustee and in favor of Proposal 2.

Revoking a Proxy

You may revoke a previously granted proxy at any time before it is exercised by (i) delivering a written notice to the Fund expressly revoking your proxy, (ii) signing and forwarding to the Trust a later-dated proxy, or (iii) attending the Meeting and casting your votes in person if you are a record owner.  Granted proxies typically will be voted at the final meeting, but may be voted at an adjourned meeting if appropriate.

Shareholder Proposals

The Trust is not required and does not intend to hold shareholder meetings on a regular basis.  Special meetings of shareholders may be called from time to time by either the Trust or the shareholders (for certain matters and under special conditions described in each Fund’s Statement of Additional Information).  Under the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in a fund’s proxy statement for a particular meeting.  Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of Fund shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the fund’s securities to be voted, at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held.

Another requirement relates to the timely receipt by a Fund of any such proposal.  Under those rules, a proposal must have been submitted a reasonable time before the Fund began to print and mail this Proxy Statement in order to be included in this Proxy Statement.  A proposal submitted for inclusion in a Fund’s proxy material for the next special meeting after the meeting to which this Proxy Statement relates must be received by the Fund a reasonable time before the Fund begins to print and mail the proxy materials for that meeting.  Notice of shareholder proposals to be presented at the Meeting must have been received within a reasonable time before the Fund began to mail this Proxy Statement.  The fact that the Fund receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy material because there are other requirements under the proxy rules for such inclusion.

Shareholder Communications to the Board

Shareholders who desire to communicate generally with the Board should address their correspondence to the Board and may submit their correspondence by mail to the Trust at 1290 Broadway, Suite 1100, Denver, Colorado, 80203, attention Secretary of the Trust; and if the correspondence is intended for a particular Trustee, the shareholder should so indicate.  The Trust invites each Trustee and nominee to attend the Meeting; however, their attendance is not required.

Reports to Shareholders and Financial Statements

The Annual Report to Shareholders of the Funds (if available), including financial statements of the Funds, have previously been sent to shareholders.  Upon request, each Fund’s most recent annual and subsequent semi-annual report (when available) can be obtained at no cost.   To request a report for the American Freedom Fund please call 1-800-862-3040, write to American Freedom Fund, 1290 Broadway, Suite 1100, Denver, Colorado 80203, or visit www.fitfunds.com.  To request a report for the LPE Fund please call 1-866-759-5679, write to ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203, or visit www.lpefund.com.

To avoid sending duplicate copies of materials to households, the Trust mails only one copy of each report to shareholders having the same last name and address on the Fund’s records, unless the Trust has received contrary instructions from shareholders.  The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.

If you want to receive multiple copies of these materials or request householding in the future, you may call the transfer agent at 1-800-862-3040 (for American Freedom Fund shareholders) or

1-866-759-5679 (for LPE Fund shareholders).  You may also notify the transfer agent in writing at ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, Colorado, 80203.  Individual copies of prospectuses and reports will be sent to you within thirty (30) days after the transfer agent receives your request to stop householding.

OTHER MATTERS

The Trustees do not intend to bring any matters before the Meeting other than the Proposals described in this Proxy Statement and the Trustees are not aware of any other matters to be brought before the Meeting by others.  Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

EXHIBIT A

FORM OF

FINANCIAL INVESTORS TRUST

AMENDMENTS TO TRUST INSTRUMENT

(Effectiveness subject to the extent requisite shareholder approval is obtained at the Meeting, and the Trust Instrument shall be amended accordingly.)

TERMINATION OF TRUST

Section 11.04.

(a)                                              This Trust shall continue without limitation of time but subject to the provisions of sub-section (b) of this Section 11.04.

(b)                                             Subject to the provisions of subsection (c) of this Section 11.04, ~~T~~the Trustees may, subject to a Majority Shareholder Vote of each Series (or class thereof) affected by the matter or, if applicable, to a Majority Shareholder Vote of the Trust, and subject to a vote of a majority of the Trustees,

(i)                                                  sell and convey all or substantially all of the assets of the Trust or any affected Series to another trust, partnership, association or corporation, or to a separate series of shares thereof, organized under the laws of any state which trust, partnership, association or corporation is an open-end management investment company as defined in the 1940 Act, or is a series thereof, for adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust or any affected Series, and which may include shares of beneficial interest, stock or other ownership interests of such trust, partnership, association or corporation or of a series thereof; or

(ii)                                               at any time sell and convert into money all of the assets of the Trust or any affected Series (or class thereof).

Upon making reasonable provision, in the determination of the Trustees, for the payment of all such liabilities in either (i) or (ii), by such assumption or otherwise, the Trustees shall distribute the remaining proceeds or assets (as the case may

be) of each Series (or class) ratably among the holders of Shares of that Series then outstanding.

(c)                                              The Trustees may take any action specified in subsection (b)(ii) above without obtaining a Majority Shareholder Vote of the Trust or any Series, class thereof if a majority of the Trustees determine that the continuation of the Trust, Series or class is not in the best interests of the Trust, such Series or class or their respective shareholders as a result of factors or events adversely affecting the ability of the Trust, such Series or class to conduct its business and operations in an economical viable manner.  Such factors and events may include the inability of the Trust, Series or class to maintain its assets at an appropriate size, changes in laws or regulations governing the Trust, Series or class or affecting assets of the type in which the Trust or Series invests, or economic developments or trends having a significant adverse impact on the business or operations of the Trust, Series or class.

(~~c~~d)                                       Upon completion of the distribution of the remaining proceeds or the remaining assets as provided in sub-section (b), the Trust or any affected Series shall terminate and the Trustees and the Trust shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties with respect to the Trust or Series shall be cancelled and discharged.

Upon termination of the Trust, following completion of winding up of its business, the Trustees shall cause a certificate of cancellation of the Trust’s certificate of trust to be filed in accordance with the Delaware Act, which certificate of cancellation may be signed by any one Trustee.

EXHIBIT B

Financial Investors Trust

Nominating & Corporate Governance Committee Charter

(Revised March 10, 2009)

1.                                      Purpose

1.1                               The purpose of the Nominating and Corporate Governance Committee (the “Committee”) of the Board of Trustees (the “Board”) of the Financial Investors Trust (the “Trust”) is to advise and assist the Board in selecting nominees to serve as trustees of the Trust and in establishing, implementing and executing policies, procedures and practices that assure orderly and effective governance of the Trust and effective and efficient management of all business and financial affairs of the Trust.

2.                                      Charter

2.1                               This charter is the written charter of the Committee (the “Charter”).

3.                                      Composition

3.1                               The Committee will at all times consist of, at a minimum, three (3) trustees.

3.2                               Each of the members of the Committee will meet the independence and qualification requirements as provided in applicable laws and regulations.

3.3                               The Committee will recommend nominees for appointment to the Committee annually and as vacancies or newly created positions occur.  Committee members will be appointed by the Board and may be removed by the Board at any time.

3.4                               The Committee will recommend to the Board, and the Board will designate, the chair of the Committee (the “Chair”).

3.5                               The Chair will be responsible for leadership of the Committee, including preparing the agenda, presiding over Committee meetings, making Committee assignments, and reporting the Committee’s actions to the Board.  The Chair will also be the presiding trustee at all meetings of non-management or independent trustees.

4.                                      Meetings

4.1                               The Committee will meet as often as it deems necessary or appropriate to perform its duties and responsibilities under the Charter, either in person or telephonically.

4.2                               The Committee may create subcommittees, each of which will report to the Committee.

4.3                               The Committee will report to the full Board with respect to its meetings, and provide the Board with a copy of the minutes of all Committee meetings.

4.4                               The majority of the members of the Committee will constitute a quorum, and the Committee will act at an in-person or telephonic meeting only by majority vote.  The Committee may also act by unanimous written consent.

5.                                      Authority and Responsibilities

5.1                               Identifying and Evaluating Trustee Candidates.

5.1.1                      General.  The Committee will seek individuals qualified to become board members for recommendation to the Board, including evaluating persons suggested by shareholders.  Trustees may be nominated by the Board of Trustees or by shareholders in accordance with this Charter.  The Committee will conduct the appropriate inquiries into the backgrounds and qualifications of possible nominees. The Committee will investigate and review each proposed nominee’s qualifications for service on the Board, and where appropriate, recommend to the Board proposed nominees for Board membership.

5.1.2                      Recommendation of Candidates.  Board members or shareholders who wish to recommend candidates for consideration as trustees, shall submit the names of the candidates to the Chair in writing.  The Committee will promptly advise the person offering the recommendation what information about the candidate, his experience and qualifications should be submitted to the Committee so that the Committee may carry out its investigation and evaluation of the candidate.  Concurrently the Committee will inform the recommending person as to whether a meeting of shareholders at which trustees will be elected has been called or a present or anticipated vacancy on the board has been publicly disclosed for which the recommended candidate would be a potential nominee.  The Committee may also adopt policies with respect to handling candidate recommendations between vacancies on the Board and between shareholder elections of trustees.

5.1.3                      Nominations of Trustees by Shareholders; Other Services.  The Committee will consider candidates submitted by shareholders, or from other sources it deems appropriate, that are submitted in a timely fashion and with adequate information about the candidate such that the Committee can make an assessment.  The Committee shall assess shareholder nominees in the same manner as the Committee reviews its own nominees.  Any recommendation must be submitted in writing to the Committee in care of the Trust’s Secretary at Financial Investors Trust, 1290 Broadway Street, Suite 1100, Denver, Colorado 80203, and should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of such proposed nominee under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended. The Committee, in its discretion, may request additional information concerning the recommended candidate in order to evaluate the candidate’s qualifications.

5.1.4                      Individual Evaluation Criteria. The Committee works with the Board on an annual basis to determine the appropriate characteristics, skills and experience for the Board as a whole and its individual members. In evaluating the suitability of individual trustee candidates, the Committee will take into account many factors, including but not limited to:

5.1.4.1            general understanding of marketing, finance and other disciplines relevant to the success of a publicly-traded company in today’s business environment;

5.1.4.2            understanding of the Trust’s business on a technical level;

5.1.4.3            educational and professional background;

5.1.4.4            integrity and commitment to devote the time and attention necessary to fulfill his or her duties to the Trust; and

5.1.4.5          diversity of race, ethnicity, gender and age.

5.1.5                      Overall Evaluation Criteria.  The Committee will also evaluate each individual in the context of the Board as a whole, with the objective of recommending a group that can best perpetuate the success of the business and represent shareholder interests through the exercise of sound judgment, using its diversity of experience.  The Committee believes that, except during periods of temporary vacancies, a majority of its trustees must be independent. In determining the independence of a trustee, the Board will apply the definition of “independent trustee” in the Investment Company Act of 1940, as amended.

5.1.6                      Additional Criteria For Current Trustees.  In determining whether to recommend a trustee for re-election, the Committee will consider the trustee’s past attendance at meetings and participation in and contributions to the activities of the Board.

5.1.7                      No Term Limits. The Committee does not believe it should limit the number of terms for which an individual may serve as a trustee. Trustees who have served on the Board for an extended period of time are able to provide valuable insight into the operations and future of the Trust based on their experience with and understanding of the Trust’s history, policies and objectives. The Committee believes that, as an alternative to term limits, it can ensure that the Board continues to evolve and adopt new viewpoints through the evaluation and nomination process.

5.1.8                      No Specific Limitation on Service on Other Boards. The Committee does not believe that Board members should be prohibited from serving on boards and/or committees of other organizations, and has not adopted any guidelines limiting such activities. However, the Committee will take into account the nature of and time involved in a trustee’s service on other boards in evaluating the suitability of individual trustees and making its recommendations to the Board. Service on boards and/or committees of other organizations should be consistent with the Trust’s conflict of interest policies, if any

5.1.9                      Use of Third Party Service Providers.  The Committee shall have the sole authority to retain and terminate any search firm to be used to identify or evaluate trustee candidates and shall have sole authority to approve the search firm’s fees and other retention terms.

5.2                               Committee Recommendations to the Board.  The Committee will recommend nominees for appointment to each Board committee annually and as vacancies or newly created positions occur.  The Committee will also recommend the chair for each Board committee.

5.3                               Board Assessment.  The Committee will receive comments from all trustees and report annually to the Board with an assessment of the Board’s performance, to be discussed with the full Board following the end of each fiscal year.

5.4                               Related Party Transactions and Conflicts of Interest.  The Committee will consider issues involving possible conflicts of interest of trustees. The Committee will have the authority to consider for approval any related party transactions and, if possible, approve such transactions before they are entered into.

5.5                               Trustee Compensation.  The Committee will recommend and review all matters pertaining to fees and retainers paid to trustees for Board and committee service and for serving as chair of a Board committee.

5.6                               New Trustee Orientation. The Committee shall oversee the development by the Trust and legal counsel to the Independent Trustees of a program for the orientation of new Independent Trustees. This orientation is intended to familiarize new Independent Trustees with their responsibilities under applicable corporate law and the Investment Company Act of 1940, the operations of the Trust and their principal service providers, and the industry in which the Trust operates.

5.7                                 Additional Assignments.  The Committee will perform such other functions as the Board may from time to time assign to the Committee.

6.                                      Miscellaneous

6.1                               Access to Resources.  The Committee will be given the resources and assistance necessary to discharge its responsibilities, including unrestricted access to Trust personnel and documents.  The Committee will also have the authority to engage and obtain advice and assistance from internal or external legal, accounting or other advisors, as it deems necessary or appropriate.  The Committee will have the sole authority to retain and terminate any search firm used to identify trustee candidates, including the sole authority to approve fees and other retention terms.

6.2                               Charter Review.  At least annually, the Committee will review and assess the adequacy of the Charter.

PROXY CARD

FINANCIAL INVESTORS TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 7, 2009

The undersigned, revoking prior proxies, hereby appoints JoEllen L. Legg and Jeremy O. May, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Financial Investors Trust (the “Trust”) to be held at 1290 Broadway, Suite 1100, Denver, Colorado, 80203, on August 7, 2009, at 10:00 a.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Trust’s Board of Trustees, and the Proposals (set forth on the reverse side of this proxy card) have been proposed by the Board of Trustees.

When properly executed, this proxy will be voted as indicated on the reverse side or “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holder’s best judgment as to any other matters that may arise at the Special Meeting.

Note:   Please sign this proxy exactly as your name or names appear hereon.  Each joint owner should sign.  Trustees and other fiduciaries should indicate the capacity in which they sign.  If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.

  FOLD HERE

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE TRUST AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1.	Internet:

Log on to www.proxyvote.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

Control Number:
2.	Touchtone Phone:	Simply dial toll-free 1-800-690-6903 and follow the automated instructions. Please have this proxy card available at the time of the call.
3.	Mail:	Simply sign, date and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

PROXY CARD

FINANCIAL INVESTORS TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 7, 2009

PLEASE MARK YOUR VOTE AS IN THIS EXAMPLE.    ☒

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE NOMINEES:
1. To elect six Trustees for the Fund:
NOMINEES:		FOR ALL (NOMINEES)	WITHHOLD FROM ALL (NOMINEES)
(01) Mary K. Anstine	(05) Jerry G. Rutledge
(02) Jeremy W. Deems	(06) Michael “Ross” Shell	☐	☐
(03) John R. Moran, Jr.
(04) Edmund J. Burke

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided above.

			FOR	AGAINST	ABSTAIN

2.	To Amend the Trust’s Trust Instrument

2.A.	The Trust and Existing Series (Funds):

	2.A.1.	(For all shareholders of the Trust voting together) To amend the Trust Instrument to permit the Board of Trustees to liquidate the Trust without a shareholder vote:	☐	☐	☐

2.A.2.

(For shareholders of both the American Freedom U.S. Government Money Market Fund and the Listed Private Equity Fund, each Fund voting separately) To amend the Trust Instrument to permit the Board of Trustees to liquidate such existing series without a shareholder vote:

			☐	☐	☐

2.A.3.

(For shareholders of Class A, I and R of the Listed Private Equity Fund, each class voting separately) To amend the Trust Instrument to permit the Board of Trustees to liquidate such existing class of such existing series without a shareholder vote:

			☐	☐	☐

2.B. Future Funds or Classes (with respect to any series or class of the Trust whose registration statement shall become effective after the date of the Special Meeting of the Shareholders):

	(For all shareholders of the Trust voting together) To amend the Trust Instrument to permit the Board of Trustees to liquidate such series or class without a shareholder vote:		☐	☐	☐

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

YOUR VOTE IS IMPORTANT.

WE URGE YOU TO VOTE PROMPTLY.